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                                                              EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference of our report included in this Current Report on Form 8-K, into Budget Group, Inc.'s previously filed Registration Statement File No.'s 333-41093, 333-42327, 333-47079, 333-49679, 333-49819, 333-58477,
333-59049, 333-59385 and 333-61429.


                                      /s/ Arthur Andersen LLP


March 22, 1999,
  Orlando, Florida